UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)         April 11, 2011

WILLBROS GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11953	30-0513080
(Commission File Number)	(IRS Employer Identification No.)
4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027
(Address of Principal Executive Offices) (Zip Code)
(713) 403-8000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously reported, on July 1, 2010, Willbros Group, Inc. (the “Company”) completed the acquisition of InfrastruX Group, Inc. (“InfrastruX”). Filed as part of Exhibit 99 to this Current Report on Form 8-K, and incorporated herein by reference, are unaudited historical condensed consolidated financial statements of InfrastruX as of June 30, 2010 (filed on an unreviewed basis) and for the six months ended June 30, 2010 (filed on an unreviewed basis) and 2009. Also filed as part of Exhibit 99, and incorporated herein by reference, is an unaudited pro forma condensed consolidated statement of income of the Company for the twelve months ended December 31, 2010, which has been prepared to give effect to the acquisition of InfrastruX and other related transactions. The pro forma income statement is presented for informational purposes only and does not purport to represent what the Company’s results of operations would have been had the transactions reflected occurred on the date indicated or to project the Company’s results of operations for any future period.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibit is filed herewith.

Exhibit No.	Description

99	InfrastruX historical financial statements and Company pro forma income statement.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.
Date: April 11, 2011	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
     The following exhibit is filed herewith.

Exhibit No.	Description

99	InfrastruX historical financial statements and Company pro forma income statement.

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